                                                                 EXHIBIT 10.20

                                                          Proposal No. T1V1.0-
                                                                  Dated 9/1/99

[Logo of CONXION CORPORATION]





Monday, August 30th, 1999
Michael Barry
OrganicNet, Inc.





I.  Conxion Corporation
-----------------------



Conxion Corporation was founded in 1994 with a single mission: to provide the highest quality Internet delivery and transaction outsourcing services. That requires exceptional dependability not only in technology, but also in the company behind it. Today, Conxion is the only provider of internetwork delivery services, which is entirely independent and solely focused on Internet services. Privately held with no venture capital, no legacy technology, and no legacy cost structure, Conxion has been cash flow positive from the start. Conxion is debt-free and financially secure.





II.  The Conxion Internetwork:
------------------------------


Conxion is able to offer the highest performance and most reliable service because of our unique fault-tolerant architecture:

 . Each data center uses dual OC-3 circuits (over 300 Mbps) connected to diverse
  Network Access Points, over true SONET rings.

 . OC-3c/OC-12c Packet over SONET backbone.

 . All nodes utilize OC-48 SONET equipment, and are scalable to OC-576.

 . All Web servers reside on 100Mbps LANs, moving to Gigabit Ethernet.

 . Customers experience maximum exposure to the Internet as a result of our Tier
  1 provider status and over 140 public and private peering agreements.

 . Conxion's robust data center architecture is interconnected by a fully meshed
  ATM OC-3 backbone.

 . Customers receive "single-hop/no pop" connectivity to the Internet exchange points.

 . Conxion's present throughput capability is in excess of 20 Terabytes per day.

 . Conxion's nation-wide network includes PBNAP, MAE-WEST, ADDS-Chicago, and MAE-
  EAST.

 . Expansion plans call for eight domestic data centers, and 1-3 international locations by the middle of 1999.



            Conxion Corporation . 4201 Burton Drive . Santa Clara, CA 95054-1512
                         www.conxion.com . phone 408.566.8500 . fax 408.980.8240
                         ---------------

                                                            Proposal No. T1V1.0-
                                                                    Dated 9/1/99

[Logo of CONXION CORPORATION]



III. Conxion Solutions:
-----------------------

T1 Service

 . Conxion's T1 customers are drawn point-to-point into Conxion's edge routers, one hop from the Internet Exchange Points.



Monitoring
----------

 . All servers and other network devices on Conxion's Internetwork are monitored every minute. If a server or device fails to respond for 5 minutes an email notification is sent. If a server or device fails to respond for 10 minutes a page notification is sent. Customers may opt to be included on the email notification for their server monitoring. Once the server has been restored a follow up email notification will be sent.

 . Custom monitoring is available up on request. Depending on customer requirements, custom monitoring may require billable consulting time.




Service and Performance Guarantee
---------------------------------

  Service guarantee: (Excluding local loop outages and maintenance windows.) Conxion considers an "outage" to be any service degradation on Conxion's network that is greater than 50%, and lasts for more than 12 minutes. You will receive a free day of service for each day that you experience an outage. Five outages over a thirty-day rolling period and you will receive a free month of service. Two consecutive months of free service and you can cancel your contract without penalty.

  Performance guarantee: Conxion guarantees your circuit will be always be connected to a facility that has at least three times the capacity of your circuit. Conxion guarantees the capacity of the facility to which you are connected will not exceed an average utilization of 70%. At an average utilization of 70% bandwidth, we increase our capacity.


Customer Responsibilities:
--------------------------

  .  Providing on-site technical contact for circuit installation by Telco.

  .  Configuration of hardware not provided by Conxion.

  . Coordinating in-house wiring with Telco. Conxion will notify Telco of need for in-house wiring at the time the circuit order is placed.


Conxion Confidential                   09/01/99                         Page 2

                                                            Proposal No. T1V1.0-
                                                                    Dated 9/1/99

[Logo of CONXION CORPORATION]



IV.  Technical Support
----------------------


It is Conxion's mission, and history, to provide our customers with the highest performance, and most reliable Internet solutions. Conxion understands that our customers, like us, take their Internet business seriously. Therefore every Conxion account is supported with exemplary technical support.

Conxion works diligently to proactively monitor network activity and behavior, to deal with issues before they become problems. However, should a problem arise with your service Conxion's qualified, professional staff, will assist you in a prompt and efficient manner, 24 hours a day, 7 days a week. Conxion incorporates an escalation procedure that includes senior level management intervention, when necessary.


V.     Consulting Services
--------------------------

Conxion's expert technical staff is available to answer any of your questions, or help you solve any problem you may have with your server. Consulting services are billed at a rate of $150/hr during business hours (8 A.M to 6 P.M., M-F PST) and $350/hr during off-hours (6 P.M. to 8 A.M. M-F and all day Saturday Sunday PST). Any problems that you experience which are shown to have been caused by Conxion, will not be billed.

If your business needs to pre-approve consulting service expenditures, we recommend that you include a line item in your initial Purchase Order covering an initial block of 10 hours of service. The service will be charged as a line item in your invoice as you accrue billable hours. Please be sure to include the names of employees at your company authorized to incur billable consulting services.


VI.    Ordering and Billing
---------------------------



All prices quoted within this proposal are valid for 30 (thirty) days from above date.


To Order:

 . All orders are subject to the "TERMS AND CONDITIONS" as indicated below.

 . Ordering for all services requires a P.O. with "Net Due" terms, which must include an acknowledgment of the recurring nature of the ongoing Internet service for the duration of the contract. A physical purchase order is preferable; a faxed purchase order is acceptable.

 . Payment must be received prior to service activation. Please include a check for the first term of service with your purchase order if immediate service activation is required. Otherwise, Conxion will await payment on the first invoice before activating the service.

 . Please return the attached agreement and technical contact sheet with you order.

 . If your company requires pre-approval before accruing consulting expenses, please include a line item for consulting services, and the names of employees at your company authorized to accrue billable consulting services.


Lead Time: The Telco requires four to six weeks for installation of the circuit. Conxion can bring your connection live within 48 hours after the circuit has been installed and tested.


Conxion Confidential                   09/01/99                         Page 3

                                                            Proposal No. T1V1.0-
                                                                    Dated 9/1/99

[Logo of CONXION CORPORATION]

CONXION TERMS AND CONDITIONS


1. Conxion services may only be used for lawful purposes. Transmission of any material in violation of any US federal law is prohibited. This includes but is not limited to; copyrighted material, material legally judged to be threatening or obscene or material protected by trade secret. The customer agrees to indemnify and hold harmless Conxion from any claims resulting from the customer use of these services, which damages the customer or another party.

2. Access to any other networks connected to Conxion implies that the customer must comply with the rules appropriate for that other network. Conxion services may be used for any lawful purpose, including any lawful commercial purpose. Connectivity is provided for the customer organization only.

3. Conxion makes no warranties or conditions, either express or implied, including without limitation, warranties of title, non-infringement and the implied warranties of merchantability and fitness for a particular purpose, concerning the services provided or any information accessed using these services.

4. Conxion will not be liable for any direct or indirect damages, including without limitation, lost profits, lost savings, or any incidental, special, or indirect damages or other economic consequential damages, even if Conxion has been advised of the possibility of such damages, which may result from the use of these services by its customers or any related or unrelated third parties. This includes loss of data resulting from delays, non-deliveries, mis-deliveries or service interruptions caused by Conxion negligence or the customer's errors or omissions.

5. Conxion specifically denies any responsibility for the accuracy or quality of information obtained through its services. Use of any information obtained via Conxion services is at the customer's own risk.

6. Services are invoiced and payment is required in advance of the first day that services are available. The invoice amount shall be appropriate to the selected term (monthly, quarterly, or annually) in accordance with Conxion's price list. Ongoing services billed under a monthly or quarterly plan will be invoiced in advance on the first day of the month succeeding the month in which the term expired.

7. Conxion Dedicated/Web customers have root access to their servers, if desired. However, customers may not move, modify, or otherwise inhibit Conxion's access to the web server log files.

8. Terms of payment are 10 days from date of invoice. Accounts are in default if payment is not received by due date. Accounts unpaid 30 days from date of invoice may have their service interrupted. Such interruption does not relieve the customer from the obligation to pay amounts due. Accounts in default are subject to a service charge of 1.5% per month on the outstanding balance. If in payment default, the customer agrees to reimburse Conxion its reasonable expenses, including attorney and other fees, incurred in collecting amounts due.

9. These terms and conditions supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any other submitted. Use of Conxion's services constitutes acceptance of these terms and conditions.

Conxion Confidential                   09/01/99                         Page 4

                                                            Proposal No. T1V1.0-
                                                                    Dated 9/1/99
                             T1 SERVICE AGREEMENT


[Logo of CONXION CORPORATION]


Company :     OrganicNet, Inc.  Billing Contact:       Laurel Brown
            ------------------                  -------------------------
Billing Address: 330 Townsend   Department:
                --------------                  -------------------------
              Suite 206         Phone Number:   415-495-4741
            ------------------                  -------------------------
City:         San Francisco     Fax Number:     415-495-4748
            ------------------                  -------------------------
State:        CA                Email Address:    Laurelb@organic-net.com
            ------------------                  -------------------------
Zip:          94107             Tax ID Number:
            ------------------                  -------------------------
                                D&B Number:
                                                -------------------------
Project Mgr:  Michael Barry     Phone Number:
            ------------------                  -------------------------
                                Email Address:    Mikeb@organic-net.com
                                                -------------------------


Estimated Charges as Per Proposal

Qty                             Item                                             Annual Prepayment      Contract Term
-------------------------------------------------------------------------------------------------------------------------
                                                                                                           12 months
-------------------------------------------------------------------------------------------------------------------------
 1           Frame T1-full  (Annual prepayment, [*]/mo)                                  [*]                  [*]
             (other option includes [*]/mo  prepayment quarterly)
-------------------------------------------------------------------------------------------------------------------------
                                                                      Total Cost         [*]                  [*]
-------------------------------------------------------------------------------------------------------------------------

Circuit Move: A circuit can be moved to another location within the company. Provisioning costs to move the circuit will be billed to the customer.

Cancellation of Service: Agreements are only cancelable without penalty due to a breach of Conxion's Service Guarantee as described above.

  OrganicNet, Inc.  , hereafter referred to as "Customer", hereby orders from
--------------------
Conxion Corporation, the Products and Services for the term specified in this Order Form and Agreement. This Order Form and Agreement is valid when accepted by an authorized representative of Conxion. The term begins on the day of installation of equipment by Conxion.

CUSTOMER HAS READ AND AGREES TO BE BOUND BY THE "CONXION TERMS AND CONDITIONS" FOR THE SERVICES SPECIFIED IN THIS AGREEMENT. CUSTOMER AND CONXION AGREE THAT THE TERMS AND CONDITIONS OF THIS AGREEMENT REPLACE PROVISIONS OF ANY CUSTOMER DRAFTED PURCHASE ORDER AND SUPERSEDE ALL PROPOSALS, WRITTEN OR ORAL, AS WELL AS OTHER COMMUNICATIONS BETWEEN CUSTOMER AND CONXION RELATING TO THIS ORDER.

Customer confirms that non-standard support services will be billed to customer account at the rate of $150/HR during business hours and $350/HR during non-business hours (subject to engineer availability). Such services will only be extended to parties designated above as technical and administrative contacts.

[ ] DNS Form Attached
[ ] Custom Configuration/Consulting Form Attached
[X] Technical Support Contact Sheet Attached

ACCEPTED BY CUSTOMER:                         ACCEPTED BY CONXION:
Signature: /s/                                Signature
          -----------------------------                ---------------------------
Name:  Michael Barry                          Name:
      ---------------------------------                ---------------------------
Title:    C.I.O.                              Title:
      ---------------------------------                ---------------------------
Date: 8/31/99      PO#                        Date:
     ------------     -----------------            ----------------------

* Material has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Securities and Exchange Commission.


Conxion Confidential                   09/01/99                         Page 5

                                                            Proposal No. T1V1.0-
                                                                    Dated 9/1/99


[Logo of CONXION CORPORATION]


Support Services Information Form

Please select one of the following billing options:

[X] Please add billable consulting services to my monthly invoice as they are accrued.

[  ]   Billable consulting services require a pre-approved Purchase Order.
       Please find Purchase Order # ___________________ attached as an open Purchase Order for consulting services.


Authorized Contacts:


Please identify the "Super User" and up to two other contacts for your company. The Super User is the primary point of contact and the only one authorized to call Conxion with updates to your company's list of "Authorized Contacts." Please identify the other two contacts as either "Technical Contacts" or "Reports-Only Contacts." Technical contacts have access to the full range of technical services. Reports-Only contacts can only access your website's online reports. Note that requests from un-authorized contacts from your company will not be provided service.


Contact 1: Super User and designated primary point of contact.


First Name:            Michael           Last Name: Barry
                      -------------------------------------------------
Company:               OrganicNet, Inc.
                      -------------------------------------------------
Department:
                      -------------------------------------------------
Title:                 C.I.O.
                      -------------------------------------------------
Email Address:         mikeb@organic-net.com
                      -------------------------------------------------
Fax No.:               415-495-4748
                      -------------------------------------------------
Primary Phone No.:     415-495-4741 x104
                      -------------------------------------------------
Cell Phone No.:
                      -------------------------------------------------
Pager No:
                      -------------------------------------------------


Contact 2:            [ ]Technical contact    [X] Reports-Only contact


First Name:            William            Last Name: Shaw
                      -------------------------------------------------
Company:               OrganicNet, Inc.
                      -------------------------------------------------
Department:
                      -------------------------------------------------
Title:                 President
                      -------------------------------------------------
Email Address:         skips@organic-net.com
                      -------------------------------------------------
Fax No.:               415-495-4748
                      -------------------------------------------------
Primary Phone No.:     415-495-4741 x103
                      -------------------------------------------------
Cell Phone No.:
                      -------------------------------------------------
Pager No:
                      -------------------------------------------------


Contact 3:            [ ]Technical contact    [ ] Reports-Only contact


First Name:                       Last Name:
                      -------------------------------------------------
Company:
                      -------------------------------------------------
Department:
                      -------------------------------------------------
Title:
                      -------------------------------------------------
Email Address:
                      -------------------------------------------------
Fax:
                      -------------------------------------------------
Primary Phone No.:
                      -------------------------------------------------
Cell Phone No.:
                      -------------------------------------------------
Pager No:
                      -------------------------------------------------



Conxion Confidential                   09/01/99                          Page 6